UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2011

RICHLAND RESOURCES CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53575	None
(State of organization)	(Commission File Number)	(IRS Employer Identification No).)

1513 Houston Street Sulphur Springs, TX	75482
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 903-439-6400

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

A)           On November 14, 2011, Davidson & Company LLP resigned as the independent accountant to audit the financial statements of Richland Resources Corp. (the “Registrant”).

Davidson & Company LLP has served as the independent registered public accounting firm of the Registrant’s annual financial statements from the periods ending October 31, 2006 through October 31, 2010 and the subsequent interim periods ended July 31, 2011.  From the date on which Davidson & Company LLP was engaged until the date they resigned, there were no disagreements with Davidson & Company LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Davidson & Company LLP., would have caused Davidson & Company LLP to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no “reportable events” as that term is defined in Item 304(a) (1) (iv) of Regulation S-K.

Davidson & Company LLP’s reports on the Company’s financial statements for years ended October 31, 2006, through October 31, 2010 did not contain adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  For both years, Davidson & Company, LLP.’s reports included an emphasis paragraph relating to an uncertainty as to the Registrant’s ability to continue as a going concern.

Registrant has provided Davidson & Company LLP with a copy of the foregoing disclosure, and has requested that Davidson & Company LLP furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.

B)           On November 14, 2011, Registrant executed an engagement letter with Hein & Associates LLP to assume the role of its new independent registered public accounting firm.

During the periods ended October 31, 2006, through 2010 and the subsequent interim periods ended July 31, 2011, and through the date of the firm’s engagement the Registrant did not consult with Hein & Associates LLP with regard to:

(i)	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant’s financial statements; or

(ii)	any matter that was either the subject of a disagreement (as described in Item 304(a) (1) (iv) or a reportable event (as described in Item 304(a) (1) (v) of Regulation S-K.

The engagement of the new principal auditor was recommended and approved by the Board of Directors of Registrant.

Item 9.01  Financial Statements and Exhibits

(c)

16.1    Letter from Davidson & Company LLP to the SEC dated December 1, 2011.

   SIGNATURES

Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned  hereunto  duly  authorized.

RICHLAND RESOURCES CORP.

By: /s/ Kenneth A. Goggans
Kenneth A. Goggans
Chief Executive Officer, President, Treasurer, Chief Financial Officer, Secretary and Director

DATE: December 1, 2011